NUMBER

COMMON STOCK
PAR VALUE $.0001

ADAMIS PHARMACEUTICALS CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

COMMON STOCK
PAR VALUE $.0001

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 00547W 109

THIS CERTIFIES THAT

is the Owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE PER SHARE, OF

ADAMIS PHARMACEUTICALS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

INCORPORATED APRIL 22, 2004 DELAWARE

Chief Executive Officer

Secretary

Countersigned and Registered:
MELLON INVESTOR SERVICES LLC
Transfer Agent and Registrar

By

AUTHORIZED SIGNATURE

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation of the Corporation or by any certificate of designation, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

UNIF TRF MIN ACT– ________ Custodian (Until age ____)
(Cust)
________ under Uniform Transfers
(Minor)
to Minors Act ________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____ Shares

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

X ________________________

X ________________________

NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By ________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15